                                                                  Exhibit 23.1




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 33-41806, 33-42845, 33-42846, 33-48404,
33-61494, 33-64202, 33-64204, 33-80724, 33-95614, 33-95616, 333-11201,
333-11199.





                                                   Arthur Andersen LLP


Boston, Massachusetts
March 27, 1997